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                                                                    Exhibit 10.2

                               SECURITY AGREEMENT

         This SECURITY AGREEMENT is entered into as of November 12, 1999 between EDISON SCHOOLS INC., a Delaware corporation (hereinafter, together with its successors in title and assigns, called the "BORROWER"), and IMPERIAL BANK, a bank organized under the laws of the State of California (hereinafter, together with its successors in title and assigns, called the "BANK").

                                    RECITALS

         Pursuant to the Revolving Credit Agreement, dated as of November 12, 1999 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "CREDIT AGREEMENT"), between the Borrower and the Bank, the Bank has extended commitments to make Credit Extensions to the Borrower.

         It is a condition precedent to the making of Credit Extensions to the Borrower that the Borrower shall execute and deliver to the Bank a security agreement in or substantially in the form hereof.

         Accordingly, the parties hereto agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

         SECTION 1.1. CERTAIN TERMS. The following terms when used in this Agreement, including the introductory paragraph and Recitals hereto, shall, except where the context otherwise requires, have the following meanings:

         "ACCOUNTS RECEIVABLE" is defined in the Credit Agreement.

         "AGREEMENT" means this Security Agreement, as amended, supplemented or otherwise modified from time to time.

         "BANK" is defined in the introductory paragraph hereto.

         "BORROWER" is defined in the introductory paragraph hereto.

         "CAPITAL STOCK" is defined in the Credit Agreement.

         "COLLATERAL" is defined in the Credit Agreement.

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         "COMPUTER HARDWARE AND SOFTWARE COLLATERAL" means, in relation to the
Borrower, all of the following Property of the Borrower, whether currently existing or hereafter created, arising or acquired:

                  (a) all computer and other electronic data processing hardware, integrated computer systems, central processing units, memory units, display terminals, printers, features, computer elements, card readers, tape drives, hard and soft disk drives, cables, electrical supply hardware, generators, power equalizers, accessories and all peripheral devices and other related computer hardware;

                  (b) all software programs (including both source code, object code and all related applications and data files), whether now owned, licensed or leased or hereafter acquired or created by the Borrower, whether or not intended or designed for use on the computers and electronic data processing hardware described in clause (a);

                  (c) all firmware associated therewith;

                  (d) all documentation (including flow charts, logic diagrams, manuals, guides and specifications) with respect to such hardware, software and firmware described in clauses (a) through (c);

                  (e) all rights of the Borrower with respect to any of the foregoing, including, without limitation, any and all Copyrights, licenses, options, warranties, service contracts, program services, test rights, maintenance rights, support rights, improvement rights, renewal rights and indemnifications and any substitutions, replacements, additions or model conversions of any of the foregoing; and

                  (f) all products, royalties and proceeds of or from any of the foregoing.

         "COPYRIGHT COLLATERAL" means, collectively, all copyrights of the Borrower, whether statutory or common law, registered or unregistered, now or hereafter in force throughout the world, including, without limitation, all of the Borrower's right, title and interest in and to all copyrights registered in the United States Copyright Office or anywhere else in the world and also including, without limitation, all (if any) registered United States copyrights referred to in Item D of Exhibit A (all of the foregoing being collectively called "COPYRIGHTS"), and all applications for registration thereof, whether pending or in preparation, all copyright licenses (to the extent such licenses do not prohibit the Borrower from granting a security interest in its rights thereunder), including each (if any) copyright license referred to in Item E of Exhibit A, all rights corresponding thereto throughout the world, all extensions and renewals of any thereof, the right to sue for past, present and future infringements of any thereof, and all proceeds of the foregoing, including, without limitation, licenses, royalties, income, payments, claims, damages and proceeds of suit.

         "CONTRACT RIGHTS" is defined in clause (b) of Section 2.1.
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         "CREDIT AGREEMENT" is defined in the first paragraph of the Recitals hereto.

         "DEBT SECURITIES" means, collectively, promissory notes, bonds, debentures and other Instruments evidencing, governing or securing any Indebtedness of any kind, whether secured or unsecured, convertible, subordinated or otherwise, and, in general, any Instruments commonly known as "debt securities".

         "DISTRIBUTIONS" means, collectively, dividends in the form of Capital Stock or in the form of other Equity Interests, shares of Capital Stock and other Equity Interests resulting from stock splits, combinations, reclassifications, mergers or consolidations, non-cash dividends, and other non-cash dividends or distributions (whether similar or dissimilar to the foregoing), (in each case) on or with respect to Equity Interests, but shall not mean Dividends.

         "DIVIDENDS" means, collectively, cash dividends and other cash distributions on or with respect to Capital Stock or other Equity Interests.

         "EQUIPMENT" is defined in clause (e) of Section 2.1

         "EQUITY INTERESTS" means Capital Stock and all warrants, options or other rights to purchase, subscribe for or otherwise acquire Capital Stock (but excluding any Debt Securities that are convertible into, or exchangeable for, Capital Stock or other Equity Interests).

         "EXCLUDED PROPERTY" is defined in clause (b) of Section 2.2.

         "INTELLECTUAL PROPERTY COLLATERAL" means, collectively, in relation to the Borrower, all of the Borrower's Computer Hardware and Software Collateral, Copyright Collateral, Patent Collateral, Trade Secrets Collateral and Trademark Collateral.

         "INVENTORY" is defined in clause (a) of Section 2.1.

         "OBLIGATIONS" is defined in the Credit Agreement.

         "PATENT COLLATERAL" means, in relation to the Borrower, all of the following Property of the Borrower, whether currently existing or hereafter created, arising or acquired:

                           (i) all patents and applications for patents
                  throughout the world;

                           (ii) all patent licenses and other agreements
                  providing the Borrower with the right to use patented technology;

                           (iii) all reissues, divisions, continuations,
                  extensions, renewals, continuations-in-part and reexaminations of any of the items described in the foregoing clauses (i) and
                  (ii); and
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                           (iv) all proceeds and royalties of, and rights
                  associated with, the foregoing (including license royalties and proceeds of infringement suits), the right to sue third parties for past, present or future infringements of any patent or patent application or for breach or enforcement of any patent or patent license agreement or other similar agreement providing the Borrower with a right to use patented technology.

         "PLEDGED COLLATERAL" is defined in clause (d) of Section 2.1.

         "PLEDGED INTERESTS" is defined in clause (d) of Section 2.1.

         "PLEDGED NOTES" is defined in clause (d) of Section 2.1.

         "PLEDGED RIGHTS" is defined in clause (d) of Section 2.1.

         "PLEDGED SECURITIES" means, collectively, Pledged Interests, Pledged Rights and Pledged Notes.

         "RELATED CONTRACTS" is defined in clause (b) of Section 2.1.

         "SECURITY AGREEMENT COLLATERAL" is defined in Section 2.1.

         "TRADEMARK COLLATERAL" means, in relation to the Borrower, all of the following Property of the Borrower, whether currently existing or hereafter created, arising or acquired:

                           (i) all trademarks, service marks, trade names,
                  corporate names, company names, business names, fictitious business names, trade styles, logos, other source of business identifiers, prints and labels on which any of the foregoing have appeared or appear, designs and general intangibles of a like nature (all of the foregoing items in this clause (i) being collectively called "TRADEMARKS"), all registrations and recordings thereof, and, in connection therewith, all applications in the United States Patent and Trademark Office or in any similar office or agency of the United States or any state thereof, including all (if any) registrations and applications for registration referred to in Item A and Item B of Exhibit A, and in any event including all common law trademarks and common law service marks, including the common law marks referred to in Item C of Exhibit A;

                           (ii) all Trademark licenses and other agreements
                  providing the Borrower with rights to use Trademarks;

                           (iii) all reissues, extensions or renewals of any of
                  the items described in the foregoing clauses (i) and (ii);

                           (iv) all of the goodwill of the business connected
                  with the use of, and symbolized by the items described in, clauses (i), (ii) and (iii); and
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                                      -5-


                           (v) all royalties from and all proceeds of, and
                  rights associated with, the foregoing, including any claims by the Borrower (and the right to sue thereunder) against third parties for past, present or future infringement or dilution of any Trademark, Trademark registration or Trademark license, including any Trademark, Trademark registration, Trademark license or trade name referred to in Item A, Item B or Item C of Exhibit A, or for any injury to the goodwill associated with any Trademark, Trademark registration, Trademark license or trade name.

         "TRADE SECRETS COLLATERAL" means, in relation to the Borrower, all common law and statutory trade secrets and all other confidential or proprietary or useful information and all know-how obtained by or used in or contemplated at any time for use in the business of the Borrower (all of the foregoing being collectively called "TRADE SECRETS"), whether or not such Trade Secrets have been reduced to a writing or other tangible form, and whether currently existing or hereafter arising or acquired, including all documents and things embodying, incorporating or referring in any way to such Trade Secrets, all Trade Secret licenses, and including the right to sue for and to enjoin and to collect damages for the actual or threatened misappropriation of any Trade Secret or for the breach or enforcement of any such Trade Secret license.

         "U.C.C." means the Uniform Commercial Code as in effect in the relevant jurisdiction.

         SECTION 1.2. CREDIT AGREEMENT DEFINITIONS. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including the introductory paragraph and Recitals hereto, that are defined in the Credit Agreement have the meanings given to such terms in the Credit Agreement.

         SECTION 1.3. U.C.C. DEFINITIONS. Unless otherwise defined herein or the context otherwise requires, terms for which meanings are provided in the U.C.C. are used in this Agreement, including the introductory paragraph and Recitals hereto, with such meanings.

         SECTION 1.4. GENERAL PROVISIONS RELATING TO DEFINITIONS. Terms for which meanings are defined in this Agreement shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The term "INCLUDING" means including, without limiting the generality of any description preceding such term. Each reference herein to any Person shall include a reference to such Person's permitted successors and assigns. References to any Instrument in this Agreement refer to such Instrument as originally executed or, if subsequently amended or supplemented from time to time, as so amended or supplemented and in effect at the relevant time of reference thereto.
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                                   ARTICLE II

                                SECURITY INTEREST

         SECTION 2.1. GRANT OF SECURITY INTEREST. The Borrower hereby pledges and assigns as collateral to the Bank, for the benefit of the Bank, and hereby grants to the Bank, for the benefit of the Bank, a continuing security interest in and to, all of its right, title and interest in and to all of the following Property, wheresoever located, whether now owned or hereafter acquired, created, arising or existing (all of such Property being collectively called the "SECURITY AGREEMENT COLLATERAL"):

                  (a) all of the Borrower's inventory in all of its forms, including:

                           (i) all inventory, merchandise, goods and other
                  personal Property which are held for sale or lease by the Borrower, all raw materials, work in process, unfinished and finished goods with respect thereto, and all materials used or consumed in the manufacture or production thereof;

                           (ii) all goods in which the Borrower has an interest
                  in mass or a joint or other interest or right of any kind (including goods in which the Borrower has an interest or right as consignee); and

                           (iii) all goods which are returned to or repossessed
                  by the Borrower;

         together with, in each case, all accessions thereto and products and proceeds thereof and documents therefor (any and all such inventory, accessions, products, proceeds and documents described in this clause
         (a) being collectively called the "INVENTORY");

                  (b) all Accounts Receivable, accounts, contracts, contract rights, chattel paper, documents, copyrights, instruments, general intangibles, and other obligations and rights of the Borrower of any kind, whether or not arising out of or in connection with the sale or lease of goods or the rendering of services by the Borrower, including all of the following:

                           (i) all rights and interests of the Borrower under
                  each management contract, including, without limitation, each educational management service contract, franchise agreement, equipment lease or other lease, Real Estate Lease Agreement, or any other similar agreement to which the Borrower is from time to time a party;

                           (ii) all rights and interests of the Borrower under
                  each limited liability company operating agreement, limited partnership agreement, partnership agreement, joint venture agreement or other similar agreement to which the Borrower is from time to time a party;
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                                      -7-


                           (iii) all of the Borrower's Intellectual Property
                  Collateral, BUT NOT IN ANY EVENT ANY OF THE EXCLUDED PROPERTY;

                           (iv) all rights and remedies in and to all Security
                  Instruments, equipment leases or other leases, Real Estate Lease Agreements and other Instruments securing or otherwise relating to any such accounts, Accounts Receivable, contracts, contract rights, chattel paper, documents, copyrights, instruments, general intangibles, management contracts, franchise agreements, lease and other agreements, or other obligations; and

                           (v) all Instruments evidencing any of the foregoing
                  Accounts Receivable, accounts, contracts, contract rights, chattel paper, documents, copyrights, instruments, general intangibles, management contracts, franchise agreements, lease and other agreements, or other obligations (all such Instruments being collectively called the "RELATED CONTRACTS");

         (any and all such accounts, Accounts Receivable, contracts, contract rights, chattel paper, documents, copyrights, instruments, general intangibles, management contracts, franchise agreements, lease and other agreements, Related Contracts, other obligations, and other Property described in this clause (b) being collectively called the "CONTRACT RIGHTS");

                  (c) all claims, demands, judgments, rights, choses in action, equities, credits, bank accounts, cash on hand and in banks, lock boxes and other post office boxes, insurance policies, including the cash surrender value thereof and all proceeds thereof, and all federal, state and local tax refunds and/or abatements to which the Borrower is or may from time to time become entitled, no matter how or when arising, including, but not limited to, any loss carryback tax refunds;

                  (d) all of the following Property of the Borrower, whether now owned or hereafter issued, created, acquired or existing (all of such Property being herein collectively called the "PLEDGED COLLATERAL"):

                           (i) all Capital Stock and other Equity Interests
                  (collectively, "PLEDGED Interests");

                           (ii) all Dividends and all Distributions;

                           (iii) all rights to receive profits and surplus of,
                  and other Dividends and Distributions (including income, return of capital and liquidating distributions) from, any partnership, joint venture, limited liability company or other Person, including Distributions by any such Person to partners, joint venturers or members, and including rights, whether contractual or otherwise, under limited or general partnership agreements, joint venture agreements, limited liability company operating agreements, or as a limited partner in a limited partnership, as a general partner in a general partnership, as a joint venturer in a joint venture or as a member of a limited liability company (all such rights being herein collectively called "PLEDGED RIGHTS");

                           (iv) all Debt Securities of every description
                  (collectively, "PLEDGED NOTES");

                           (v) all investment property and investment securities
                  of every description; and

                           (vi) all other Property (including Dividends and
                  Distributions) that may from time to time be delivered or be required to be delivered by the Borrower to the Bank for the purpose of pledge hereunder;

                  (e) all of the Borrower's equipment in all of its forms (including all fixtures), and all substitutions therefor, replacements thereof and additions thereto, and all attachments, components, parts and accessories installed thereon or affixed thereto, including all computers and computer peripherals, all telephone and all other telecommunications equipment, all photoduplicating and photocopying equipment, and all office equipment of every description (any and all of the foregoing being collectively called the "EQUIPMENT"), BUT NOT IN ANY EVENT INCLUDING ANY OF THE EXCLUDED PROPERTY;


                  (f) all other Property of the Borrower of every kind and description (including all rights, permits and licenses of every kind and description), BUT NOT INCLUDING ANY EXCLUDED PROPERTY;

                  (g) all books, records, writings, data bases, information and other Property (OTHER THAN EXCLUDED PROPERTY) relating to, used or useful in connection with, evidencing, embodying, incorporating or referring to, any of the foregoing Security Agreement Collateral; and

                  (h) all products, royalties, rents, issues, profits, returns, dividends, distributions, income and proceeds of or rights with respect to any and all of the foregoing Security Agreement Collateral, including proceeds which constitute Property of the types described in clauses (a) through (g) and, to the extent not otherwise included, all payments under any indemnity, warranty or guaranty payable by reason of loss or damage to or otherwise with respect to any of the foregoing Security Agreement Collateral.

         SECTION 2.2. EXCLUDED PROPERTY. Notwithstanding the foregoing, the terms "SECURITY AGREEMENT COLLATERAL" and "COMPUTER HARDWARE AND SOFTWARE COLLATERAL" shall not include the following Property, and the Bank shall not have any security interests in or Liens upon any of the following Property:
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                                      -9-


                  (a) any Property which the Borrower and the Bank shall have agreed, in a writing signed by both parties identifying such Property, is not subject to the security interests and Liens created by the Borrower in favor of the Bank; and

                  (b) all of the Borrower's Equipment and other tangible personal Property (including other tangible personal Property that would otherwise constitute Computer Hardware or Software Collateral) in all of its forms from time to time (i) located or used, or otherwise intended to be located or used, in or at the location of any of the Schools from time to time operated, managed or administered by the Borrower, or (ii) in the possession or under the control of Persons who are students in any of such Schools, including, without limitation, in all of such cases, all fixtures, and also including all computers and computer peripherals, all telephone and other telecommunications Equipment, all photoduplicating and photocopying Equipment, and all office Equipment, in each case, if (and only if) such Property is located or used, or otherwise intended to be located or used, in or at the location of any Schools or is in the possession or under the control of Persons who are students in any of such Schools, and also including any and all present and future additions, parts, accessories, attachments, substitutions, repairs, improvements and replacements to or for any such Property, and any and all proceeds thereof, including, without limitation, proceeds of insurance, and all manuals, blueprints, know-how, warranties, and records in connection therewith, all rights against suppliers, warrantors, manufacturers, sellers or others in connection therewith, and together with all substitutes for any of the foregoing (any and all of the foregoing being herein collectively called the "EXCLUDED PROPERTY").

         Anything in the foregoing paragraph (b) of this Section 2.2 express or implied to the contrary notwithstanding, any and all of the Borrower's Equipment and other tangible personal Property located in or otherwise held in or by warehouses and the like shall, at all times while so located or held, constitute "SECURITY AGREEMENT COLLATERAL" for all purposes of this Agreement and the other Loan Documents.

         SECTION 2.3. SECURITY FOR OBLIGATIONS. This Agreement (and the Security Agreement Collateral) secures the prompt payment in full and performance when due of all and each of the Obligations of the Borrower and its Subsidiaries under the Credit Agreement and the other Loan Documents. In addition, all advances, charges, costs and expenses, including reasonable attorneys' fees, incurred or paid by the Bank in exercising any right, power or remedy conferred by this Agreement, or in the enforcement hereof, shall, to the extent lawful, become a part of the Obligations secured hereby.

         SECTION 2.4. PLEDGE AND DELIVERY OF PLEDGED COLLATERAL. All certificates or Instruments (other, in any case, than Dividends or any checks or drafts received in the ordinary course of business) representing or evidencing any Pledged Collateral to be delivered from time to time hereafter shall be:

                  (a) delivered to and held by or on behalf of the Bank pursuant hereto;
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                                      -10-


                  (b)      in suitable form for transfer by delivery; and

                  (c) accompanied by all necessary Instruments of transfer or assignment (including, with respect to the Pledged Interests, undated stock powers), duly executed in blank, all in form and substance reasonably satisfactory to the Bank.

From and after the date hereof, the Borrower shall, promptly after its receipt thereof, deliver or cause to be delivered to the Bank in pledge hereunder any and all additional shares of Capital Stock of any issuer, and all other Pledged Collateral (other than Dividends), issued, distributed or sold to, or purchased or otherwise acquired by, the Borrower. Upon the formation by the Borrower of any Subsidiary, the acquisition by the Borrower of or Investment by the Borrower in any Person which as a result of such acquisition or investment becomes a Subsidiary of the Borrower, or the receipt by the Borrower of any shares of Capital Stock or other Equity Interests of any Subsidiary of the Borrower, the Borrower shall, promptly after such formation, acquisition, Investment or receipt, deliver or cause to be delivered to the Bank in pledge hereunder any and all shares of Capital Stock of such Subsidiary and all other Pledged Collateral (other, in any case, than Dividends or any checks or drafts received in the ordinary course of business) issued, distributed or otherwise delivered to, or acquired by, the Borrower in respect of or relating to such Capital Stock or other Pledged Collateral. The Borrower shall take all other actions from time to time requested by the Bank to grant to the Bank a perfected security interest in all of the Pledged Collateral (subject only to such other Liens as shall from time to time be permitted by the Credit Agreement and the other Loan Documents). Anything in this Agreement or any other Loan Documents express or implied to the contrary notwithstanding, the Borrower shall not be required by this Agreement or any other Loan Documents to deliver to the Bank hereunder any stock certificates evidencing Equity Interests in Apex Online Learning Inc. or any stock powers or other similar Instruments relating to such certificates.

         SECTION 2.5. BORROWER REMAINS LIABLE, ETC. Anything herein to the contrary notwithstanding:

                  (a) the Borrower shall remain liable under all Instruments included in the Security Agreement Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed;

                  (b) the exercise by the Bank of any rights hereunder shall not release the Borrower from any of its duties or obligations under any Instruments included in the Security Agreement Collateral;

                  (c) the Bank shall not have any obligation or liability under any Instruments included in the Security Agreement Collateral by reason of this Agreement, nor shall the Bank be obligated to perform any of the obligations or duties of the Borrower thereunder or to take any action to collect or enforce any claim for payment assigned hereunder;

                  (d) the Borrower has not delegated to or otherwise assigned to the Bank the performance of or the responsibility for the duties and obligations of the Borrower under any of the educational management service contracts or other similar contracts to which the Borrower shall be from time to time a party; and

                  (e) the Bank shall not have any rights to delegate or otherwise assign to any Person or Persons the performance of or the responsibility for the duties and obligations of the Borrower under any of the educational management service contracts or other similar contracts to which the Borrower shall be from time to time a party.

         SECTION 2.6. SECURITY INTERESTS ABSOLUTE. All rights and security interests of the Bank granted hereunder, and all obligations of the Borrower hereunder, shall be absolute and unconditional irrespective of, and shall not be impaired or affected by:

                  (a) any lack of validity or enforceability of the Credit Agreement, any other Loan Document or any other Instrument relating to any thereof or to any of the Obligations;

                  (b) any change in the existence, organization, structure or ownership of the Borrower or of any of its Subsidiaries or any Bankruptcy or Insolvency Proceeding affecting any such Person or any Property of any such Person or any resulting release or discharge of any of the Obligations contained in the Credit Agreement or any other Loan Documents;

                  (c)      the failure of the Bank

                           (i) to assert any claim or demand or to enforce any
                  right or remedy against the Borrower or any other Persons under any provisions of the Credit Agreement or any other Loan Documents or any other agreement or Instrument relating to any thereof or under any Applicable Law, or

                           (ii) to exercise any right or remedy against any
                  Collateral;

                  (d) any change in the time, manner or place of payment of, or in any other term of all or any Obligations, or any other compromise, renewal, extension, acceleration or release with respect thereto or with respect to the Collateral, or any other amendment to, rescission, waiver or other modification of, or any consent to any departure from any of the terms, of the Credit Agreement, any other Loan Document or any other Instrument relating to any thereof;

                  (e) any increase, reduction, limitation, impairment or termination of the Obligations for any reason, including any claim of waiver, release, surrender, alteration or compromise, and any defense or set-off, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, nongenuineness, irregularity, compromise or unenforceability of, or any other event or occurrence affecting, any of the Obligations (and the Borrower hereby waives any right to or claim of any such defense or set-off, counterclaim, recoupment or termination);

                  (f) any sale, exchange, release, surrender or non-perfection of any of the Security Agreement Collateral or any other Collateral, or any release or amendment or waiver of, or any consent to any departure from, any guaranty or collateral held by the Bank securing or guaranteeing all or any of the Obligations;

                  (g) any defense, set-off or counterclaim which may at any time be available to or be asserted by the Borrower against the Bank; or

                  (h) any other circumstances which might otherwise constitute a suretyship or other defense available to, or a legal or equitable discharge of, the Borrower.

         SECTION 2.7. ATTORNEY-IN-FACT. The Borrower hereby irrevocably appoints the Bank, and any officer or agent thereof, the Borrower's attorney-in-fact, with full authority in the place and stead of the Borrower and in the name of the Borrower or otherwise, from time to time in the Bank's discretion, at any time and from time to time, to take any and all action and to execute any Instrument or other assurance which the Bank may deem reasonably necessary or advisable to accomplish the purposes of this Agreement (subject to the rights of the Borrower under Section 4.4), including, without limitation:

                  (a) to obtain and adjust insurance required to be maintained by the Borrower pursuant to Section 4.3;

                  (b) to ask, demand, collect, sue, recover, compromise, receive, and give acquittances and receipts, for moneys due or to become due under or in respect of any of the Security Agreement Collateral;

                  (c) to receive, endorse and collect any drafts or other Instruments and chattel paper in connection with clause (a) or (b);

                  (d) to execute and do all such assurances, acts and things which the Borrower ought to do under the covenants and provisions of this Agreement;

                  (e) to take any and all such actions as the Bank may, in its reasonable discretion, determine to be necessary or advisable for the purpose of maintaining, preserving or protecting the security constituted by this Agreement or any of the rights, remedies, powers or privileges of the Bank under this Agreement;

                  (f) generally, in the name of the Borrower or in the name of the Bank, to exercise all or any of the powers, authorities and discretions conferred on or reserved to the Bank pursuant to this Agreement;

                  (g) to maintain and preserve all of the Intellectual Property Collateral; and

                  (h) to file such financing statements with respect hereto, or a photocopy of this Agreement in substitution for a financing statement, as the Bank may deem appropriate.

The Borrower hereby ratifies all that the Bank shall do or cause to be done by virtue hereof. The Borrower hereby acknowledges, consents, and agrees that the power of attorney granted to the Bank pursuant to this Section 2.7 is irrevocable and coupled with an interest and shall terminate only upon termination in full of all of the Commitment and payment in full and in cash of all of the Obligations. Unless any Event of Default shall be continuing, the Bank shall notify the Borrower promptly of any action taken by the Bank pursuant to the power-of-attorney granted to the Bank pursuant to this Section 2.7.

         SECTION 2.8. PROTECTION OF COLLATERAL. The Bank may from time to time, at its option, perform any act which the Borrower shall have agreed hereunder to perform and which the Borrower shall fail to perform after being requested in writing to so perform (it being understood that no such request need be given during the continuance of any Default or Event of Default), and the Bank may from time to time take any other action which the Bank reasonably deems necessary for the maintenance, preservation or protection of any of the Security Agreement Collateral or of the security interests therein. The Bank will exercise reasonable care in the custody and preservation of the Security Agreement Collateral in its possession.

         SECTION 2.9. BANK HAS NO DUTY. The powers conferred on the Bank hereunder are solely to protect its interest in the Security Agreement Collateral and shall not impose any duty upon it to exercise any such powers. Except as provided in Section 2.8, the accounting for moneys actually received by it hereunder and other duties imposed by the U.C.C. upon secured creditors (unless otherwise modified hereby), the Bank shall have no duty as to any Security Agreement Collateral or responsibility for taking any necessary steps to preserve rights against prior parties or any other rights pertaining to any Security Agreement Collateral.

         SECTION 2.10. CONTINUING SECURITY INTERESTS; TERMINATION OF SECURITY INTERESTS. This Agreement has created and shall create continuing security interests in all of the Security Agreement Collateral and shall:

                  (a) remain in full force and effect until the latest to occur of the termination of all of the Commitment of the Bank under the Credit Agreement and all other Loan Documents, the payment in full of the unpaid principal of all of the Loans, the payment in full or (as the case may be) the termination of all Letter of Credit Outstandings, or the payment in full in cash of all the other Obligations;

                  (b) be binding upon the Borrower and its successors and assigns (provided that the Borrower may not assign any of its obligations hereunder without the prior written consent of the Bank); and

                  (c) inure to the benefit of the Bank and its successors, transferees and assigns.

Upon the latest to occur of the termination of all of the Commitment of the Bank under the Credit Agreement and all other Loan Documents, the payment in full of the unpaid principal of all of the Loans, the payment in full or (as the case may be) the termination of all Letter of Credit Outstandings, or the payment in full in cash of all of the Obligations, the security interests granted hereby by the Borrower shall automatically terminate and all rights to the Security Agreement Collateral of the Borrower shall revert to the Borrower. Upon any such termination of the security interests granted hereby, the Bank will, at the sole expense of the Borrower, promptly execute and deliver to the Borrower such Instruments and other assurances as the Borrower shall reasonably request to evidence such termination, including properly completed UCC-3 Financing Statements.

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

         The Borrower represents and warrants to the Bank as set forth in this
Article III, but subject always to the terms and provisions of the Credit Agreement and the Disclosure Schedule attached thereto.

         SECTION 3.1. LOCATIONS. The chief place of business and chief executive office of the Borrower and the offices where the Borrower keeps its records concerning its Security Agreement Collateral and its Equipment are specified in Item A of Exhibit B. The Borrower has exclusive possession and control of substantially all of its Equipment and Inventory, all of which is located at the places specified in Item B and Item C, respectively, of Exhibit B. As of the date hereof, no Security Agreement Collateral or Equipment is located at any other location, except those locations specified in Items A, B and C of Exhibit B.

         SECTION 3.2. OWNERSHIP, POSSESSION, ETC. The Borrower owns its Security Agreement Collateral and its Equipment free and clear of all Liens, EXCEPT (a) for Liens from time to time permitted by the Loan Documents, and (b) as otherwise provided or contemplated by the Credit Agreement or the Disclosure Schedule attached thereto. No effective financing statements or other Security Instruments similar in effect covering all or any part of the Security Agreement Collateral or Equipment of the Borrower are on file in any recording office, except such as may have been filed in favor of the Bank relating to this Agreement and except such as are identified in Item D of Exhibit B or are from time to time permitted under the Loan Documents. The Borrower does no business in the United States under any trade names other than those listed in Item E of Exhibit B. No material item of Security Agreement Collateral consists of chattel paper which evidences Contract Rights, and no item of Security Agreement Collateral is evidenced by a promissory note or other Instrument (other, in any case, than checks or drafts received in the ordinary course of business).

         SECTION 3.3. CONTRACTS, ETC. Each of the material Related Contracts and other contracts (and all agreements and contract rights embodied therein) which constitutes Security Agreement Collateral has been, to the knowledge of the Borrower, duly authorized, executed and delivered by the parties thereto, has not been amended or modified in any manner which would have a Materially Adverse Effect, is in full force and effect, and is binding upon and enforceable against the parties thereto in accordance with its terms, subject, as to enforcement, only to bankruptcy, insolvency, reorganization, moratorium or other similar Applicable Laws affecting the enforceability of the rights of creditors generally. There exists no material default or other condition which, after notice or lapse of time, would become a material default under any such

Related Contract or other contract which default could reasonably be expected to have a Materially Adverse Effect.

         SECTION 3.4. PERFECTION, ETC. This Agreement, together with the filing of the UCC-1 Financing Statements signed by the Borrower and delivered to the Bank on or prior to the date hereof, will create, upon the filing of the UCC-l Financing Statements in the appropriate filing offices, a valid security interest in substantially all the Security Agreement Collateral as to which a security interest may be perfected by filing UCC-1 Financing Statements, which security interest (except as to any Security Agreement Collateral in which another Person has a prior security interest pursuant to a Lien permitted under the Loan Documents) is a first-priority security interest. No authorization, approval or other action by and no notice to or filing with any Governmental Authority is required either for the grant by the Borrower of the security interest created hereby or for the execution, delivery or performance of this Agreement by the Borrower or for the perfection of such security interests created hereby in any Security Agreement Collateral as to which a security interest may be perfected by the filing of UCC-1 Financing Statements, EXCEPT for:

                  (i) the filing of the UCC-1 Financing Statements signed by the Borrower and delivered to the Bank on or prior to the date hereof;

                  (ii) with respect to the exercise by the Bank of its rights and remedies with respect to contracts pursuant to which the United States government (or any of its agencies, departments, or instrumentalities) is the obligor, compliance with the notice provisions of the Assignment of Claims Act of 1940 or comparable provisions of State law;

                  (iii) in respect of goods covered by a certificate of title, receipt by the Bank of such certificate of title indicating the security interest of the Bank on such certificate;

                  (iv) with respect to the exercise by the Bank of its rights and remedies with respect to any securities, compliance with the federal and state laws affecting the offering and sale of securities; and

                  (v) the timely filing of UCC continuation statements.

         SECTION 3.5. INTELLECTUAL PROPERTY COLLATERAL. The Borrower represents and warrants to the Bank that:

                  (a) it is the true and lawful owner of the Intellectual Property Collateral identified as its Property in Items A, B, C, and D of Exhibit A, and such Intellectual Property Collateral constitutes all of the material United States Intellectual Property Collateral owned by the Borrower;

                  (b) it is a licensee under the Intellectual Property Collateral identified as owned by it in Item E of Exhibit A, and such Intellectual Property Collateral constitutes all of the material Intellectual Property Collateral under which the Borrower is the licensee;

                  (c) the Intellectual Property Collateral of the Borrower is subsisting in all material respects and has not been adjudged invalid or unenforceable, in whole or in any material part;

                  (d) the rights of the Bank in the Intellectual Property Collateral of the Borrower are valid and enforceable against the Borrower in all material respects;

                  (e) except as otherwise described in Exhibit A, the Borrower has not made any recordations of any of its interests (i) in Patents and Trademarks, in the United States Patent and Trademark Office, or
         (ii) in Copyrights, in the United States Copyright Office;

                  (f) the Borrower is the owner of the entire right, title and interest in and to the Intellectual Property Collateral owned by the Borrower, free and clear of all Liens, except for Liens from time to time permitted under the Loan Documents, and, to the Borrower's knowledge, no claim is being asserted that the use of its Intellectual Property Collateral does or may violate in any material respect the asserted rights of any third party;

                  (g) the Borrower has performed and will continue to perform in all material respects all acts and has paid and will continue to pay all required fees and taxes to maintain in full force and effect in the United States each item of Intellectual Property Collateral that is owned by the Borrower and that has been registered with the United States Patent and Trademark Office or the United States Copyright Office; and

                  (h) the Borrower owns, or is entitled to use by license or otherwise, all patents, trademarks, trade secrets, copyrights, licenses, technology, know-how, processes and other rights with respect to any of the foregoing used in or necessary for the conduct of the Borrower's business.

         SECTION 3.6. PLEDGED COLLATERAL. The delivery by the Borrower to the Bank of the Pledged Collateral purported to be pledged by the Borrower from time to time hereunder will be effective to create, in favor of the Bank, valid, perfected security interests in such Pledged Collateral subject only to such other Liens as shall from time to time be permitted by the Credit Agreement and the other Loan Documents.

                                   ARTICLE IV

                                    COVENANTS

         SECTION 4.1. FURTHER ASSURANCES GENERALLY. The Borrower hereby covenants and agrees that it will, from time to time at its own expense, promptly execute and deliver all further Instruments and other assurances and take all further action that may be necessary or reasonably desirable, or that the Bank may reasonably request, in order to perfect and protect any security interests purported to be granted by the Borrower under this Agreement or to enable the Bank to exercise and enforce its rights and remedies hereunder with respect to any of the Security Agreement Collateral. Without limitation of the foregoing, the Borrower will, with respect to all of its following Property constituting Security Agreement Collateral:

                  (a) at the request of the Bank at any time when any Event of Default is continuing, immediately mark conspicuously each document included in the Inventory, each chattel paper included in the Contract Rights, each Related Contract, each Account Receivable and each of its records pertaining to Security Agreement Collateral with a legend, in form and substance reasonably satisfactory to the Bank, indicating that such Account Receivable, document, chattel paper, Related Contract or Security Agreement Collateral is subject to the security interests granted hereby;

                  (b) at the written request of the Bank, if any Account Receivable shall be evidenced by any Instruments, Securities or chattel paper, promptly deliver and pledge to the Bank hereunder such Instruments, Securities or chattel paper duly endorsed and accompanied by duly executed Instruments of transfer or assignment (other, in any case, than any checks or drafts received in the ordinary course of business), all in form and substance reasonably satisfactory to the Bank; and

                  (c) execute and file such financing or continuation statements, or amendments thereto, and such other Instruments and notices, as may be necessary or reasonably desirable, or as the Bank may reasonably request, in order to perfect and preserve the security interests granted or purported to be granted hereby.

The Borrower hereby further authorizes the Bank to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Security Agreement Collateral without the signature of the Borrower where permitted by Applicable Law. A copy of this Agreement shall be sufficient as a financing statement where permitted by Applicable Law. The Borrower will furnish to the Bank from time to time statements and schedules further identifying and describing the Security Agreement Collateral and such other reports in connection with the Security Agreement Collateral as the Bank may reasonably request, all in reasonable detail.

         SECTION 4.2. AS TO EQUIPMENT AND INVENTORY. The Borrower hereby covenants and agrees that it will, with respect to all of its following Property constituting Equipment or Security Agreement Collateral:

                  (a) keep the Equipment and Inventory (other than (i) worn-out and no longer used or useful Equipment, and (ii) Inventory sold in the ordinary course of business) at the places therefor specified in
         Section 3.1, or, upon 30 days' prior written notice to the Bank, at such other places in jurisdictions where all action required by the Bank pursuant to Section 4.1 shall have been taken with respect to the Equipment and Inventory;

                  (b) cause the Equipment to be maintained and preserved in good condition, repair and working order, ordinary wear and tear and worn-out and no longer used or useful Equipment excepted, and shall, in the case of any material loss or damage to any of the material Equipment (of which written notice shall be given to the Bank promptly, if such loss or damage is material) as quickly as reasonably practicable after the occurrence thereof, make or cause to be made all repairs, replacements and other improvements in connection therewith which are necessary or desirable to such end;

                  (c) pay promptly prior to the date they become delinquent all property and other taxes, assessments and governmental charges or levies in the aggregate imposed upon, and all claims against, the Equipment and Inventory, except to the extent the validity thereof is being contested in good faith; and

                  (d) permit representatives of the Bank at any time upon reasonable notice during normal business hours to enter on premises where any of its Security Agreement Collateral or Equipment is located for the purpose of inspecting the Borrower's books and records and its Security Agreement Collateral and Equipment, observing its use or otherwise protecting the Bank's interests therein.

Notwithstanding the foregoing, this Section 4.2 shall not be deemed, in and of itself, to restrict any disposition of Property by the Borrower otherwise permitted under the Credit Agreement.

         SECTION 4.3. INSURANCE. The Borrower will, at its own expense, maintain insurance with respect to its Equipment and Inventory in such amounts, against such risks, in such form, and with such insurers, as shall be customary in the case of similar businesses and reasonably satisfactory to the Bank, including, without limitation, property and casualty insurance complying with the foregoing provisions and naming the Bank as loss payee and additional insured. The Borrower will, if requested by the Bank, deliver to the Bank original or duplicate policies of such insurance and, as often as the Bank may reasonably request, a report of a reputable insurance broker with respect to the adequacy of such insurance. Further, the Borrower will, at the request of the Bank, duly execute and deliver Instruments of assignment of such insurance policies, and cause the respective insurers to acknowledge notice of such assignment. All insurance payments otherwise payable to the Borrower under policies of Property damage insurance shall instead be paid to and applied by the Bank as specified in Section 5.2.

         SECTION 4.4. AS TO CONTRACT RIGHTS. The Borrower will, with respect to all of its following Property constituting Security Agreement Collateral:

                  (a) keep its chief place of business and chief executive office and the offices where it keeps its records concerning the Contract Rights, and all originals of all chattel paper which evidence Contract Rights, at the location therefor specified in Section 3.1 or, upon thirty (30) days' prior written notice to the Bank, at such other locations; provided, however, that all statements set forth in Section
         3.4 shall be true and correct and all action reasonably required by the Bank pursuant to Section 4.1 shall have been taken;

                  (b) hold and preserve such records and chattel paper and permit representatives of the Bank upon reasonable advance written notice at any time during normal business hours to inspect and make abstracts from such records and chattel paper.

Unless any Default is continuing and the Bank has instructed the Borrower otherwise, the Borrower shall, except as otherwise provided by the Credit Agreement, continue to collect, at its own expense, all amounts due or to become due to the Borrower under the Contract Rights, provided, that the Borrower may adjust, settle or compromise the amount or payment thereof in the ordinary course of business. In connection with such collections, the Borrower may take such action as the Borrower may deem necessary or advisable to enforce collection of the Contract Rights; provided, however, that the Bank shall have the right, at any time during the continuance of any Default, to communicate with account debtors in order to verify with them, to the Bank's reasonable satisfaction, the existence, amount and terms of any Accounts Receivable or other Contract Rights, to notify the account debtors or obligors under any Accounts Receivable or other Contract Rights of the assignment of such Accounts Receivable or other Contract Rights to the Bank, and to direct such account debtors or obligors to make payment of all amounts due or to become due to the Borrower thereunder directly to the Bank (to such account of the Bank as the Bank shall reasonably designate) and, upon such notification and at the expense of the Borrower, to enforce collection of any such Accounts Receivable or other Contract Rights, and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as the Borrower might have done. During the continuance of a Default and receipt (at any time thereafter) by the Borrower of notice from the Bank instructing the Borrower to comply with the following provisions of this Section 4.4: (i) all amounts and proceeds (including any Instruments) received by the Borrower in respect of any Accounts Receivable or other Contract Rights shall be received in trust for the benefit of the Bank hereunder, shall be segregated from other funds of the Borrower, and shall be forthwith paid over to the Bank (to such account of the Bank as the Bank shall designate) in the same form as so received (with any necessary endorsements) to be held as cash collateral and applied in accordance with
Section 5.2; and (ii) the Borrower will not, without the consent of the Bank, adjust, settle, or compromise the amount or payment of any Accounts Receivable or other Contract Rights, or release wholly or partly any account debtor or obligor thereof, or allow any credit or discount thereon.

         SECTION 4.5. AS TO INTELLECTUAL PROPERTY COLLATERAL. The Borrower hereby covenants and agrees that, with respect to all of its following Property constituting Security Agreement Collateral:

                  (a) the Borrower will not, unless the Borrower shall either
         (i) reasonably and in good faith determine that any of the Patent Collateral is of negligible economic value to the Borrower, or (ii) have a valid business purpose to do otherwise, do any act, or omit to do any act, whereby any of the Patent Collateral may become abandoned or dedicated;

                  (b) neither the Borrower nor any of its licensees will, unless the Borrower shall reasonably and in good faith determine that any of the Trademark Collateral is of negligible economic value to the Borrower, (i) fail to continue to use any of the Trademark Collateral in order to maintain all of the Trademark Collateral in full force free from any claim of abandonment for non-use, (ii) fail to maintain consistent with past practices the quality of products and services offered under any of the Trademark Collateral, (iii) fail to employ any of the Trademark Collateral with an appropriate trademark notice, (iv) adopt or use any trademark or trade name which is confusingly similar or a colorable imitation of any of the Trademark Collateral, (v) use any of the Trademark Collateral in any manner other than the manner for which registration or application for registration of such Trademark Collateral (if any) has been made, or (vi) permit any of the Trademark Collateral to become invalidated;

                  (c) the Borrower will, if the Borrower registers any of its copyrights with the United States Copyright Office: (i) notify the Bank promptly upon any such registration; and (ii) provide the Bank with all such information as the Bank shall from time to time reasonably request;

                  (d) the Borrower will not, unless the Borrower shall either
         (i) reasonably and in good faith determine that any of the Copyright Collateral or any of the Trade Secrets Collateral owned by the Borrower is of negligible economic value to the Borrower, or (ii) have a valid business purpose to do otherwise, do or permit any act or knowingly omit to do any act whereby any of the Copyright Collateral or Trade Secrets Collateral owned by the Borrower may lapse or become invalid or unenforceable or placed in the public domain except upon expiration of an unrenewable term of a registration thereof;

                  (e) the Borrower will notify the Bank promptly if it knows that any application or registration relating to any material item of Intellectual Property Collateral may become abandoned or dedicated to the public domain or invalid or unenforceable, or of any adverse determination or development regarding the Borrower's ownership of any of the material Intellectual Property Collateral, its right to register the same, or to keep and maintain the same;

                  (f) neither the Borrower nor any of its agents, employees, licensees or designees will file an application for the registration of any Intellectual Property Collateral with the United States Patent and Trademark Office, the United States Copyright Office or any other Governmental Authority unless it, within thirty (30) days thereof, informs the Bank, and upon request of the Bank, executes and delivers any and all Instruments as the Bank may reasonably request to evidence the Bank's security interest in such Intellectual Property Collateral and the goodwill and general intangibles of the Borrower relating thereto or represented thereby;

                  (g) the Borrower will take all necessary steps, including in any proceeding before the United States Patent and Trademark Office or any political subdivision thereof or the United States Copyright Office or any political subdivision thereof, to maintain and pursue each application (and to obtain the relevant registration) filed with respect to, and to maintain any registration of, the material Intellectual Property Collateral, including the filing of applications for renewal, affidavits of use, affidavits of incontestability and opposition, interference and cancellation proceedings (except to the extent that dedication, abandonment, or invalidation is permitted under clause (a), (b), (c) or (d) above); and

                  (h) the Borrower will execute and deliver to the Bank, from time to time upon the request of the Bank, such Copyright Security Agreements, Trademark Security Agreements and such other Instruments as may be required to acknowledge or register or perfect the Bank's security interests in any part of the Intellectual Property Collateral owned by the Borrower which shall from time to time hereafter be recorded or registered by the Borrower with the United States Copyright Office or United States Patent and Trademark Office.

         SECTION 4.6. AS TO PLEDGED COLLATERAL. The Borrower hereby covenants and agrees with the Bank that, with respect to all of its following Property constituting Pledged Collateral, the Borrower will:

         SECTION 4.6.1. STOCK POWERS, INSTRUMENTS, ETC. From time to time upon the request of the Bank, except as otherwise provided herein, (a) promptly deliver to the Bank such stock powers, Instruments (other, in any case, than Dividends or any checks or drafts received in the ordinary course of business) and similar documents, satisfactory in form and substance to the Bank, with respect to the Pledged Collateral purported to be pledged by the Borrower hereunder as the Bank may request, and (b) during the continuance of any Event of Default, promptly, upon request of the Bank, transfer any Pledged Interests or other Pledged Collateral into the name of any nominee designated by the Bank.

         SECTION 4.6.2. VOTING RIGHTS; DIVIDENDS, ETC. Deliver (properly endorsed where required hereby or reasonably requested by the Bank) to the Bank if requested by the Bank while any Event of Default shall be continuing:

                  (a) promptly upon receipt thereof by the Borrower, while any Event of Default shall be continuing, all Dividends and other cash payments and other interest, income and proceeds received by the Borrower in respect of the Pledged Collateral purported to be pledged by the Borrower hereunder, all of which shall be held by the Bank as additional Pledged Collateral for use in accordance with Section 5.2; and

                  (b) while any Event of Default shall be continuing, promptly upon request of the Bank, such proxies and other documents as may be necessary to allow the Bank to exercise voting power with respect to any Pledged Interests constituting Pledged Collateral purported to be pledged by such Pledgor hereunder.

All (i) Dividends, Distributions, cash payments, interest, income and proceeds which may at any time and from time to time be held by the Borrower, but which is then required to be delivered to the Bank in accordance with the terms of this Agreement, and (ii) additional Pledged Interests and other Pledged Collateral received by the Borrower, shall, until delivery to the Bank, be held by the Borrower separate and apart from its other Property in trust for the Bank.

         SECTION 4.6.3. DIVIDENDS AND VOTING RIGHTS OTHER THAN FOLLOWING AN EVENT OF DEFAULT. The Bank agrees with the Borrower as follows:

                  (a) unless an Event of Default is continuing and the Bank has delivered to the Borrower a written notice referring to this Section
         4.6.3 and the exercise of rights hereunder (a "SECTION 4.6.3 NOTICE"), the Borrower shall be entitled to exercise, in its reasonable judgment, but in a manner that would not impair in any material respect the Pledged Collateral and that would not violate or contravene the terms of this Agreement, the Credit Agreement or any other Loan Document, the voting power and all other incidental rights of ownership with respect to the Pledged Interests and other Pledged Collateral pledged by the Borrower hereunder; and

                  (b) the Borrower shall be entitled to receive all Dividends on the Pledged Collateral pledged by the Borrower hereunder and to use the proceeds of all such Dividends as and to the extent from time to time permitted or otherwise not prohibited by the Credit Agreement.

The Bank agrees that, unless an Event of Default is continuing and the Bank shall have delivered a Section 4.6.3 Notice, the Bank shall, upon the written request of the Borrower, promptly deliver such proxies and other documents, if any, as shall be reasonably requested by the Borrower to allow the Borrower to exercise the rights described in clause (a) or clause (b) of this Section 4.6.3.

         SECTION 4.7. DEFENSE OF BANK'S RIGHTS. The Borrower hereby covenants and agrees that it will defend the right, title and interest of the Bank in and to the Security Agreement Collateral and in and to all of the proceeds and products thereof against the claims and demands of all other Persons.

         SECTION 4.8. CONTINUOUS PERFECTION. The Borrower hereby covenants and agrees that it will not change its name, identity or corporate structure in any manner which might make any financing or continuation statement filed hereunder seriously misleading within the meaning of Section 9-402(7) of the U.C.C. (or any other then applicable provision of the U.C.C.) unless the Borrower shall have given the Bank at least thirty (30) days' prior written notice thereof and shall have taken all action (or made arrangements to take such action substantially simultaneously with such change if it is impossible to take such action in advance) necessary or reasonably requested by the Bank to amend such financing statement or continuation statement so that it is not seriously misleading.

         SECTION 4.9.  TRANSFERS AND OTHER LIENS.

                  (a) The Borrower hereby covenants and agrees that it will not:

                           (i) sell, assign (by operation of law or otherwise)
                  or otherwise dispose of any of its Security Agreement Collateral or Equipment, except (in any case) for Sales and other dispositions of Property from time to time permitted by the Loan Documents; or

                           (ii) create or suffer to exist any Liens upon or with
                  respect to any of its Security Agreement Collateral or Equipment, except for (A) the security interests created by this Agreement, and (B) any other Liens from time to time permitted by the Loan Documents.

                  (b) The Borrower hereby covenants and agrees that it will defend the right, title and interest of the Bank in and to its Security Agreement Collateral and in and to all of the proceeds and products thereof against the claims and demands of all other Persons.

         SECTION 4.10. NOTICES. The Borrower hereby covenants and agrees that it will, upon obtaining knowledge thereof, advise the Bank promptly, in reasonable detail, (a) of any Lien made or asserted against any of its Security Agreement Collateral (except for Liens from time to time permitted by the Loan Documents to attach to such Security Agreement Collateral), (b) of any material change outside of the ordinary course of business in the composition of its Security Agreement Collateral, (c) of the occurrence of any other event which would have a materially adverse effect on the aggregate value of its Security Agreement Collateral or on the security interests created by it hereunder, and (d) any other matters relating to its Security Agreement Collateral that the Bank may from time to time reasonably request in writing.

                                    ARTICLE V

                                    REMEDIES

         SECTION 5.1. EXERCISE. If any Event of Default is continuing, the Bank may exercise in respect of all or any of the Security Agreement Collateral, in addition to all other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of the Bank upon default under the U.C.C. (whether or not the U.C.C. applies to the affected Security Agreement Collateral) and other Applicable Law. Without limitation of the above, the Bank may, whenever an Event of Default is continuing, without (to the extent permitted by Applicable Law) notice to the Borrower, take all or any of the following actions:

                  (a) transfer all or any part of the Security Agreement Collateral into the name of the Bank or its nominee, with or without disclosing that such Security Agreement Collateral is subject to any Liens hereunder;

                  (b) notify the parties obligated in respect of any of the Security Agreement Collateral to make payments directly to the Bank of any amount due or to become due thereunder;

                  (c) enforce collection of any of the Security Agreement Collateral by suit or otherwise, and surrender, release or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any obligations of any nature of any party with respect thereto;

                  (d) endorse any checks, drafts or other writings in the name of the Borrower to allow collection of the Security Agreement Collateral;

                  (e) take control of any proceeds of the Security Agreement Collateral;

                  (f) execute (in the name, place, and stead of the Borrower) endorsements, assignments, stock powers and other Instruments of conveyance or transfer with respect to all or any of the Security Agreement Collateral; and

                  (g) generally, do all such other acts and things as may be considered incidental or conducive to any of the matters or powers mentioned in the foregoing provisions of this Section 5.1 and which the Bank may or can do lawfully and to use the name of the Borrower for such purposes and in any proceedings arising therefrom.

In furtherance of, and not in limitation of, the foregoing, the Bank, without demand of performance or other demand, advertisement or notice of any kind (except the notice specified below of time and place of public or private sale) to or upon the Borrower or any other Person (all and each of which demands, advertisements and/or notices are hereby expressly irrevocably waived by the Borrower), may, whenever any Event of Default is continuing, in a commercially reasonable manner, collect, receive, appropriate and realize upon the Security Agreement Collateral, or any part thereof, and sell, assign, give an option or options to purchase, contract to sell or otherwise dispose of and deliver the Security Agreement Collateral, or any part thereof, in one or more parcels at public or private sale or sales, at any exchange, at any broker's board or at any of the Bank's offices or elsewhere upon such terms and conditions as it may reasonably deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk, with the right to the Bank upon any such sale or sales, public or private, to purchase the whole or any part of the Security Agreement Collateral so sold, free of any right or equity of redemption in the Borrower, which right or equity is hereby expressly irrevocably waived and released by the Borrower. Unless Security Agreement Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, in which event no notification is required, the Borrower agrees that the Bank need not give it more than ten (10) days' notice of the time and place of any public sale or of the time after which a private sale or other intended disposition is to take place and that such notice is reasonable notification of such matters.

         SECTION 5.2. APPLICATION OF PROCEEDS. All cash proceeds received or otherwise held by the Bank in respect of any sale of, collection from, or other realization upon, all or any part of the Security Agreement Collateral shall be applied by the Bank in the following order:

                  (a) FIRST, to any Person, on account of the payment of any Indebtedness, the payment of which shall be secured by any Lien having priority over the rights of the Bank in and to such cash proceeds;

                  (b) SECOND, to the Bank, on account of the payment of, or the reimbursement of the Bank for, all costs and expenses incurred or sustained by the Bank that are required by the terms of this Agreement, the Credit Agreement or any other Loan Document to be paid or reimbursed by the Borrower or any of its Subsidiaries; and

                  (c) THIRD, to the Bank, on account of all of the other Obligations of the Borrower or any of its Subsidiaries to the Bank (whether or not such Obligations are then due and payable, matured or unmatured, absolute or contingent, or otherwise).

Any surplus of such cash proceeds held by the Bank and remaining after payment in full of all of the Obligations shall be paid over to the Borrower or to whomsoever else may be lawfully entitled to receive such surplus.

         THE BORROWER SHALL REMAIN LIABLE FOR ANY DEFICIENCY.

         SECTION 5.3. INDEMNITY AND EXPENSES. The Borrower hereby indemnifies and holds harmless the Bank and the shareholders, officers, directors, employees, agents, Subsidiaries and affiliates of the Bank, from and against any and all claims, losses, and liabilities arising out of or resulting from this Agreement (including the enforcement thereof), except to the extent that such claims, losses or liabilities have been found by a court of competent jurisdiction, in a final, nonappealable order, to have resulted as a consequence of the Bank's fraud, gross negligence or willful misconduct. The Borrower will, upon written demand, pay to the Bank the amount of any and all reasonable expenses, including the reasonable fees and disbursements of its counsel and of any experts, which the Bank may incur in connection with:

                  (a) the administration of this Agreement or any agreement or other Instrument relating hereto;

                  (b) the removal, custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any of the Borrower's Security Agreement Collateral;

                  (c) the exercise or enforcement against the Borrower of any of the rights or remedies of the Bank hereunder;

                  (d) the failure by the Borrower to perform or observe any of the provisions hereof; or

                  (e) the advancement of any funds in connection with actions taken pursuant to Section 2.7.

         SECTION 5.4. GRANT OF LICENSE TO USE INTELLECTUAL PROPERTY COLLATERAL. For the purpose of enabling the Bank to exercise rights and remedies under
Section 5.1, and as a supplement to any other rights and remedies available to the Bank, the Borrower grants to the Bank an irrevocable, non-exclusive license (without payment of any royalty or other compensation to the Borrower) to use, license or sublicense and to change, alter or otherwise modify, any Intellectual Property Collateral now owned or hereafter created, arising or acquired by the Borrower, and including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer and automatic machinery software and programs used for the compilation or printout thereof.

         SECTION 5.5. NO WAIVER; REMEDIES CUMULATIVE. No delay, act or omission on the part of the Bank of any of its rights hereunder shall be deemed a waiver of any rights hereunder unless also contained in a writing signed by the Bank, nor shall any single or partial exercise of, or any failure to exercise, any right, power or privilege preclude any other or further or initial exercise thereof of any other right, power or privilege. The rights and remedies provided herein are cumulative, and not exclusive of rights and remedies which may be granted or provided by Applicable Law.

         SECTION 5.6. MARSHALLING. The Bank shall not be required to marshal any present or future collateral security (including, but not limited to, this Agreement and the Security Agreement Collateral) for, or other assurances of payment of, the Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of the rights of the Bank hereunder or in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights, however existing or arising. To the extent that it lawfully may, the Borrower hereby agrees that it will not invoke any Applicable Law relating to the marshalling of collateral which might cause delay in or impede the enforcement of the Bank's rights under this Agreement or under any other Instrument creating or evidencing any of the Obligations or under which any of the Obligations is outstanding or by which any of the Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, the Borrower hereby irrevocably waives the benefits of all such laws.

                                   ARTICLE VI

                                  MISCELLANEOUS

         SECTION 6.1. COLLATERAL DOCUMENT, ETC. For all purposes of the Credit Agreement, this Agreement is a "COLLATERAL DOCUMENT" and a "LOAN DOCUMENT" executed and delivered pursuant to the Credit Agreement, and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with and subject to the terms and provisions of the Credit Agreement.

         SECTION 6.2. AMENDMENTS, ETC. No amendment or waiver of any provision of this Agreement nor consent to any departure by the Borrower herefrom shall in any event be effective unless the same shall be in writing and signed by the Bank, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it is given.

         SECTION 6.3. ADDRESSES FOR NOTICES. All notices and other communications provided for hereunder shall be in writing or by facsimile transmission and, if to the Borrower, addressed or delivered to it at the address specified in the Credit Agreement, and if to the Bank, addressed or delivered to it at the address specified in the Credit Agreement, or as to any party at such other address as shall be designated by such party in a written notice to the other parties complying as to delivery with the terms of this
Section 6.3. Any such notices and other communications, if mailed and properly addressed with postage prepaid or if transmitted by facsimile transmission, shall be deemed given when received.

         SECTION 6.4. CHOICE OF LAW. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS SHALL IN ALL RESPECTS BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF CALIFORNIA.

         SECTION 6.5. COUNTERPARTS; ENTIRE AGREEMENT. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. This Agreement, the Credit Agreement and the other Loan Documents constitute the entire understanding between the parties hereto with respect to the subject matter hereof and supersede any prior agreements, written or oral, with respect thereto.

         SECTION 6.6. HEADINGS. The various headings of this Agreement are inserted for convenience only and shall not affect the meaning or interpretation of this Agreement or any provision hereof.

         SECTION 6.7. WAIVER OF JURY TRIAL. TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW WHICH CANNOT BE WAIVED, EACH OF THE BANK AND THE BORROWER HEREBY WAIVES, AND COVENANTS THAT IT WILL NOT ASSERT (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE), ANY RIGHT TO TRIAL BY JURY IN ANY FORUM IN RESPECT OF ANY ISSUE, CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING OUT OF OR BASED UPON THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE SUBJECT MATTER HEREOF OR THEREOF OR ANY OBLIGATION OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE BANK OR OF THE BORROWER IN CONNECTION WITH ANY OF THE ABOVE, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING AND WHETHER IN CONTRACT OR TORT OR OTHERWISE. THE BORROWER ACKNOWLEDGES THAT THE PROVISIONS OF THIS SECTION
6.7 CONSTITUTE A MATERIAL INDUCEMENT UPON WHICH THE BANK IS RELYING AND WILL RELY IN ENTERING INTO THIS AGREEMENT. THE BANK OR THE BORROWER MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 6.7 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE BANK AND THE BORROWER TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY.

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.]

         IN WITNESS WHEREOF, the parties hereto have caused this SECURITY AGREEMENT to be duly executed and delivered by their respective officers thereunto duly authorized on and as of the date first above written.


                                             THE BORROWER:

                    [SEAL]                   EDISON SCHOOLS INC.


Attest:                                      By:
                                                    Name:
                                                    Title:

                                             THE BANK:

                                             IMPERIAL BANK


                                              By:
                                                    Name:
                                                    Title:

STATE OF __________                   )
                                      ) SS.
COUNTY OF ________                    )

         Personally appeared before me, the undersigned, a Notary Public in and for said county, ___________________, personally known to me, who, being by me first duly sworn, declared that he is the ___________________ of EDISON SCHOOLS INC., a Delaware corporation, that being duly authorized he did sign and seal the said SECURITY AGREEMENT as such officer of and on behalf of such corporation, and that the same is such corporation's free act and deed.

         IN WITNESS WHEREOF, I have hereunto set my hand and official seal on this _____ day of November, 1999.


                                  NOTARY PUBLIC


                                  MY COMMISSION EXPIRES: